PENSION AND OTHER RETIREMENTS BENEFITS - Schedule of Amounts Recognized in Balance Sheet (Details) - Pension Plan - USD ($) $ in Thousands	Dec. 31, 2020	Jun. 25, 2020	Dec. 31, 2019
Defined Benefit Plan Disclosure
Other assets	$ 2,238	$ 512	$ 1,375
Accrued expenses and other current liabilities	(374)	(373)	(370)
Other liabilities	(9,918)	(9,344)	(8,646)
Net amount recognized	$ (8,054)	$ (9,205)	$ (7,641)